UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/20/2007

Voyager Learning Company

(Exact name of registrant as specified in its charter)

Commission File Number:  1-3246

DE	36-3580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

789 Eisenhower Parkway, PO Box 1346, Ann Arbor, MI 48106

(Address of principal executive offices, including zip code)

734.761.4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors of Voyager Learning Company (the “Company”) adopted a resolution changing the Company’s fiscal year end from the Saturday nearest to December 31 to a calendar year. The change will be effective for the fiscal year ending on December 31, 2008. The Company’s fiscal 2007 year end will be December 29, 2007. The two-day transition period between the 2007 annual fiscal year, which will end on December 29, 2007, and the 2008 annual fiscal year, which will begin on January 1, 2008 and end on December 31, 2008, will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The first report to be filed by the Company for the newly adopted fiscal year will be its Quarterly Report on Form 10-Q for the period ended March 31, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyager Learning Company

Date: December 26, 2007	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel and Secretary